Exhibit 99.1

FOR IMMEDIATE RELEASE

Big Lots to Report Fourth Quarter and
Full Year 2023 Results on March 7, 2024

Company Provides Preliminary Unaudited Results Commentary for the Fourth Quarter

COLUMBUS, Ohio (Feb. 12, 2024) — Big Lots, Inc. (NYSE: BIG), America’s Discount Home Store, today announced it will report its fourth quarter and full year 2023 results on March 7, 2024. A live webcast with analysts and investors will also be held at 8:00 a.m. ET on March 7, 2024.

Commenting on the Company’s preliminary unaudited performance in the fourth quarter of fiscal 2023, Bruce Thorn, President and CEO said: “I am pleased to share that we delivered fourth quarter performance in line with our guidance on comparable sales, gross margin rate, operating expenses, and inventory. In addition, we generated substantial cash flow in the quarter, which was used to pay down debt on our $900 million asset-based lending facility. We look forward to reviewing full fourth quarter results in more detail in our upcoming earnings call on March 7.”

A live webcast of the Company’s March 7 earnings call will be available through the Investor Relations section of the Company’s website at http://www.biglots.com/corporate/investors/ or by phone by dialing 877-407-3088 (Toll Free) or 201-389-0927 (Toll).

An archive will be available on the Investor Relations section of the company's website at http://www.biglots.com/corporate/investors/ through midnight Thursday, March 21, 2024. In addition, a replay of the call will be available through March 21 by dialing 877-660-6853 (Toll Free) or 201-612-7415 (Toll) and enter the Replay Conference ID: 13744496.

ABOUT BIG LOTS
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is America's Discount Home Store, operating more than 1,300 stores in 48 states, as well as an ecommerce store with expanded fulfillment and delivery capabilities. The Company's mission is to help customers "Live Big and Save Lots" by offering bargains to brag about on everything for their home, including furniture, décor, pantry essentials, kitchenware, pet supplies, and more. For more information about the company or to find the store nearest you, visit biglots.com.

Preliminary Information
The unaudited financial and operational information presented in this press release is preliminary and may change. Big Lots’ financial closing procedures with respect to the estimated financial information provided in this press release are not yet complete, and as a result, the Company's final results may vary materially from the preliminary results included in this press release.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words "anticipate," "estimate," "continue," "could," "approximate," "expect," "objective," "goal," "project," "intend," "plan," "believe," "will," "should," "may," "target," "forecast," "guidance," "outlook" and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management's then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

CONTACTS:
Investor Relations
Alvin Concepcion
aconcepc@biglots.com
(614) 278-2705

Media Relations
Josh Chaney
jchaney@biglots.com
(614) 398-8896